Exhibit 99.1

                           SECTION 906 CERTIFICATION


         I, Clark A. Marcus, Chief Executive Officer of Eye Care International, Inc., certify, pursuant to 18 U.S.C.ss. 1350, as enacted by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2002 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Eye Care International, Inc.


Dated: December 12, 2002

                                                By:   /s/   Clark A. Marcus
                                                --------------------------------
                                                        Clark A. Marcus,
                                                     Chief Executive Officer